                                                                   Exhibit 99.6

               UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

    The unaudited pro forma combined balance sheet as of November 30, 1999 and the unaudited pro forma combined statements of operations for the year ended February 28, 1999 and the nine months ended November 30, 1999 combine the Red Hat, Cygnus and HKS balance sheet and statements of operations and the historical balance sheets and historical statements of operations of Red Hat, Cygnus and HKS as if the acquisition of Cygnus and HKS, which occurred on January 7, 2000, had been completed on November 30, 1999 for purposes of the presentation of the unaudited pro forma combined balance sheet and as of March 1, 1998 and March 1, 1999 for purposes of the presentation of the unaudited pro forma statements of operations.

    We purchased all of the outstanding common stock of HKS on January 6, 2000 in exchange for the issuance of up to a maximum of 796,670 shares of our common stock. The total purchase price of the HKS acquisition was approximately $57.9 million and has been accounted for using the purchase method of accounting. At closing, we issued 478,004 shares of our common stock with a fair value of approximately $57.7 million to the stockholders of HKS. We committed to issue up to 239,000 shares to certain HKS stockholders over a three-year period contingent upon their continued employment with us. Up to an additional 79,666 shares will be issued upon the achievement by the HKS business of certain performance targets which shares are not reflected in these pro forma combined financial statements due to uncertainty of whether they will be issued. The unaudited pro forma combined financial statements should be read together with the consolidated financial statements including the notes to these statements of Red Hat and the historical financial statements of HKS and Cygnus.

    The pro forma adjustments reflecting the consummation of the HKS acquisition are based on the purchase method of accounting, available financial information and certain estimates and assumptions set forth in the notes to the unaudited pro forma combined financial statements. The unaudited pro forma combined financial statements reflects our best estimates; however, the final purchase price allocation and the actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to various factors, including, without limitation, access to additional financial information and changes in value. The pro forma adjustments do not reflect any operating efficiencies or cost savings that may be achievable with respect to the combined businesses of Red Hat and HKS.

    The unaudited pro forma financial statements for the year ended February 28, 1999 and as of and for the nine months ended November 30, 1999, do not purport to represent what the actual financial condition or results of operations of the combined businesses would have been if the acquisition of Cygnus and HKS had occurred on the dates indicated in these pro forma combined financial statements nor does this information purport to project our results or financial position for any future period.

                        PRO FORMA COMBINED CONSOLIDATED
                                 BALANCE SHEET
                               NOVEMBER 30, 1999

                                                                CYGNUS           POOLING
                                            RED HAT, INC.      SOLUTIONS     RECLASSIFICATIONS
                                            --------------   --------------  ----------------
Current assets:
  Cash and cash equivalents...............   $ 11,997,157    $  9,392,552
  Short-term investments..................      7,630,705              --
  Accounts receivable, net................      4,536,431       4,456,891
  Inventory...............................      1,853,711              --
  Prepaids and other current assets.......        736,580         794,247
  Income tax receivable                                --              --
                                             ------------    ------------       -----------
    Total current assets..................     26,754,584      14,643,690       $        --

Property and equipment, net...............      5,095,166       2,545,731
Other Assets..............................      1,814,781           9,008
Investments...............................     76,633,119              --                --
                                             ------------    ------------       -----------

    Total assets..........................   $110,297,650    $ 17,198,429       $        --

Current liabilities
  Accounts payable........................   $  4,589,370    $    910,740
  Royalties Payable.......................        221,343              --
  Accrued Expenses........................      2,167,704       3,472,927
  Deferred revenue........................      4,123,853       5,459,149
  Short-term notes payable................             --         504,968
  Current portion of capital lease
    obligation............................        457,581          32,491
                                             ------------    ------------       -----------

    Total current liabilities.............     11,559,851      10,380,275                --

Long-term liabilities
  Long-term notes payable.................             --         583,333
  Long-term capital lease obligations.....        203,012          42,990
                                             ------------    ------------       -----------

    Total long-term liabilities...........        203,012         626,323                --

  Mandatorily redeemable preferred stock..             --       6,252,000                --
Stockholders' equity:
  Preferred stock.........................             --      12,659,883            86,351 (e)
  Common stock............................         13,758       5,406,952        (5,406,801)(e)
  Additional paid-in capital..............    115,142,628         761,250         5,320,450 (e)
  Shareholder receivable..................             --      (2,824,908)
  Deferred compensation...................     (7,115,756)     (1,358,901)
  Accumulated other comprehensive loss....       (212,289)             --
  Accumulated deficit.....................     (9,293,554)    (14,704,445)
                                             ------------    ------------       -----------
    Total stockholders'
      equity..............................     98,534,787         (60,169)               --
                                             ------------    ------------       -----------

    Total liabilities and stockholders'
      equity..............................   $110,297,650    $ 17,198,429       $        --
                                             ============    ============       ===========

                                               RED HAT/
                                                CYGNUS
                                                POOLED            HKS
                                             NOVEMBER 30,    SEPTEMBER 30,                      PRO FORMA
                                                 1999             1999          COMBINED       ADJUSTMENTS      PRO FORMA
                                            --------------   --------------   -------------   -------------   -------------
                                             (UNAUDITED)      (UNAUDITED)      (UNAUDITED)     (UNAUDITED)     (UNAUDITED)
Current assets:
  Cash and cash equivalents...............   $ 21,389,709       $ 62,988      $ 21,452,697                    $  21,452,697
  Short-term investments..................      7,630,705             --         7,630,705                        7,630,705
  Accounts receivable, net................      8,993,322             --         8,993,322                        8,993,322
  Inventory...............................      1,853,711             --         1,853,711                        1,853,711
  Prepaids and other current assets.......      1,530,827          8,585         1,539,412                        1,539,412
                                             ------------       --------      ------------    ------------    -------------
    Total current assets..................     41,398,274         71,573        41,469,847                       41,469,847
Property and equipment, net...............      7,640,897         28,150         7,669,047                        7,669,047
Other Assets..............................      1,823,789             --         1,823,789                        1,823,789
Goodwill and other intangibles............             --        575,721           575,721    $   (575,721)(c)    57,743,278
                                                                                                57,743,278 (a)
Investments...............................     76,633,119             --        76,633,119                       76,633,119
                                             ------------       --------      ------------    ------------    -------------
    Total assets..........................   $127,496,079       $675,444      $128,171,523    $ 57,167,557    $ 185,339,080
                                             ============       ========      ============    ============    =============
Current liabilities
  Accounts payable........................   $  5,500,110       $108,322      $  5,608,432                    $   5,608,432
  Royalties Payable.......................        221,343             --           221,343                          221,343
  Accrued Expenses........................      5,640,631         48,131         5,688,762                        5,688,762
  Deferred revenue........................      9,583,002         10,977         9,593,979                        9,593,979
  Short-term notes payable................        504,968             --           504,968                          504,968
  Current portion of capital lease
    obligation............................        490,072          1,267           491,339                          491,339
                                             ------------       --------      ------------    ------------    -------------
    Total current liabilities.............     21,940,126        168,697        22,108,823                       22,108,823
Long-term liabilities
  Long-term notes payable.................        583,333             --           583,333                          583,333
  Long-term capital lease obligations.....        246,002          5,878           251,880                          251,880
                                             ------------       --------      ------------    ------------    -------------
    Total long-term liabilities...........        829,335          5,878           835,213                          835,213
Mandatorily redeemable preferred stock....      6,252,000             --         6,252,000                        6,252,000
Stockholders' equity:
  Preferred stock.........................     12,746,234             --        12,746,234                       12,746,234
  Common stock............................         13,909        962,233           976,142        (962,233)(d)        13,957
                                                                                                        48 (a)
  Additional paid in capital..............    121,224,328             --       121,224,328      57,670,644 (a)   207,730,813
                                                                                                28,835,350 (b)
  Shareholder receivable..................     (2,824,908)        (2,757)       (2,827,665)                      (2,827,665)
  Deferred compensation...................     (8,474,657)            --        (8,474,657)    (28,835,350)(b)   (37,310,007)
  Accumulated other comprehensive loss....       (212,289)            --          (212,289)                        (212,289)
  Accumulated deficit.....................    (23,997,999)      (458,607)      (24,456,606)        458,607 (d)   (23,997,999)
                                             ------------       --------      ------------    ------------    -------------
    Total stockholders'
      equity (deficit)....................     98,474,618        500,869        98,975,487      57,167,557      156,143,044
                                             ------------       --------      ------------    ------------    -------------
    Total liabilities and stockholders'
      equity (deficit)....................   $127,496,079       $675,444      $128,171,523    $ 57,167,557    $ 185,339,080
                                             ============       ========      ============    ============    =============

------------------------------

(a) Reflects the value of the 478,004 shares of our common stock issued to acquire HKS on January 6, 2000, based on the average closing price of our common stock of $120.65 for the three day period immediately preceding and following the date of our announcement of the acquisition of HKS. The following is a calculation of the goodwill and other intangibles recorded in the HKS acquisition:

Market Value of Shares Issued                                 $57,670,692
Net liabilities assumed                                            72,095
                                                              -----------
  Goodwill and other intangibles                              $57,743,278

(b) Reflects the value of the 239,000 shares of our common stock to be issued to certain HKS stockholders contingent on their continued employment with us for a period of three years after the date of the acquisition.

(c) Reflects the elimination of the existing goodwill on the books of HKS.

(d) Reflects the elimination of the stockholders' equity balances of HKS as this acquisition is being accounted for using the purchase method of accounting.

(e) Reflects the reclassification of the stockholders' equity balances of Cygnus for the exchange of Cygnus common stock for Red Hat common stock at the exchange ratio.

                        PRO FORMA COMBINED CONSOLIDATED
                       UNAUDITED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED FEBRUARY 28, 1999

                                                           CYGNUS
                                       RED HAT, INC.     SOLUTIONS
                                       -------------     ---------
Revenue:
  Software and related products.....   $ 10,012,923      $  1,127,468
  Web advertising...................             --                --
  Services and other................        776,996        21,114,295
                                       ------------      ------------
      Total revenue.................     10,789,919        22,241,763
                                       ------------      ------------

Cost of revenue:
  Software and related products.....      4,012,685            92,218
  Web advertising...................             --                --
  Services and other................         28,148         8,582,538
                                       ------------      ------------
       Total cost of revenue........      4,040,833         8,674,756
                                       ------------      ------------
Gross profit........................      6,749,086        13,567,007
                                       ------------      ------------

Operating expense:
  Sales and marketing...............      3,083,162         7,968,387
  Research and development..........      2,220,115         6,257,703
  General and administrative........      1,483,909         4,180,652
  Stock-based compensation..........             --           227,261
  Merger and acquisitions...........             --                --
  Purchased in process research
    and development.................             --                --
  Amortization of goodwill..........             --                --
                                       ------------      ------------
       Total operating expense......      6,787,186        18,634,003
                                       ------------      ------------

Income (loss) from operations.......        (38,100)       (5,066,996)

Other income (expense):
  Interest income...................        171,181           204,858
  Interest expense..................         (9,463)         (327,209)
                                       ------------      ------------
    Other income (expense), net.....        161,718          (122,351)
                                       ------------      ------------
Income (loss) before income taxes...        123,618        (5,189,347)
Provision for income taxes..........        214,686           507,530
                                       ------------      ------------
Net income (loss)...................        (91,068)       (5,696,877)
Accretion for mandatorily redeemable
  preferred stock...................        (39,356)               --
                                       ------------      ------------
Net income (loss) available to
  common stockholders...............   $   (130,424)     $ (5,696,877)
                                       ============      ============
Net loss per share basic
  and diluted.......................   $      (0.00)
                                       ============
Weighted average shares outstanding.     47,100,101
                                       ============


                                      RED HAT/
                                       CYGNUS
                                       POOLED               HKS
                                     YEAR ENDED         YEAR ENDED
                                    FEBRUARY 28,       DECEMBER 31,                       PRO FORMA      PRO FORMA
                                        1999               1998             COMBINED     ADJUSTMENTS      COMBINED
                                   --------------   -------------------   ------------   ------------   ------------
                                                         (AUDITED)        (UNAUDITED)    (UNAUDITED)    (UNAUDITED)
Revenue:
Software and related products....   $11,140,391          $  33,694        $ 11,174,085                  $ 11,174,085
Web..............................            --                 --                  --                            --
Services and other...............    21,891,291              2,443          21,893,734                    21,893,734
                                                                                    --                            --
                                    -----------          ---------        ------------   ------------   ------------
    Total revenue................    33,031,682             36,137          33,067,819                    33,067,819
                                    -----------          ---------        ------------   ------------   ------------
Cost of Revenue
  Software and related
    products.....................     4,104,903             23,364           4,128,267                     4,128,267
  Web............................            --                 --                  --                            --
  Services and other.............     8,610,686             21,238           8,631,924                     8,631,924
                                    -----------          ---------        ------------   ------------   ------------
    Total cost of revenue........    12,715,589             44,602          12,760,191                    12,760,191
                                    -----------          ---------        ------------   ------------   ------------
Gross profit (loss)..............    20,316,093             (8,465)         20,307,628                    20,307,628
                                    -----------          ---------        ------------   ------------   ------------
Operating expense:
  Sales and marketing............    11,051,549             28,048          11,079,597                    11,079,597
  Research and development.......     8,477,818            114,155           8,591,973                     8,591,973
  General and administrative.....     5,664,561            143,992           5,808,553                     5,808,553
  Stock-based compensation.......       227,261                 --             227,261   $ 9,611,783 (b)    9,839,044
  Mergers and acquisitions.......            --                 --                  --                            --
  Purchased in process research
    and development..............            --                 --                  --                            --
Amortization of goodwill.........            --                 --                  --    19,247,759(a)   19,247,759
                                    -----------          ---------        ------------   ------------   ------------
    Total operating expenses.....    25,421,189            286,195          25,707,384    28,859,543      54,566,927
                                    -----------          ---------        ------------   ------------   ------------
Income (loss) from operations....    (5,105,096)          (294,660)         (5,399,756)  (28,859,543)    (34,259,299)
                                    -----------          ---------        ------------   ------------   ------------
Other income (expense)
  Interest income................       376,039                 --             376,039                       376,039
  Interest expense...............      (336,672)                --            (336,672)                     (336,672)
                                    -----------          ---------        ------------   ------------   ------------
    Other income (expense), net..        39,367                 --              39,367                        39,367
                                    -----------          ---------        ------------   ------------   ------------
Income (loss) before income
  taxes..........................    (5,065,729)          (294,660)         (5,360,389)  (28,859,543)    (34,219,932)
Provision for (benefit from)
  income taxes...................       722,216                 --             722,216                       722,216
                                    -----------          ---------        ------------   ------------   ------------
Net loss.........................    (5,787,945)          (294,660)         (6,082,605)  (28,859,543)    (34,942,148)
Accretion on mandatorily
  redeemable preferred stock.....       (39,356)                --             (39,356)                      (39,356)
                                    -----------          ---------        ------------   ------------   ------------
Net loss available to common
  stockholders...................   $(5,827,301)         $(294,660)       $ (6,121,961)  $(28,859,543)  $(34,981,504)
                                    ===========          =========        ============   ============   ============
Net loss per share
  basic and diluted..............   $     (0.12)                                                        $      (0.39)
                                                                                                        ============
Weighted average shares
  outstanding.....                   49,628,096                                                         $ 88,865,644
                                                                                                        ============

------------------------------

(a) Reflects amortization of goodwill and intangible assets recorded in the HKS acquisition using a three year life assuming the acquisition occurred on March 1, 1998.

(b) Reflects amortization of deferred compensation recorded as part of the HKS acquisition over the required employment period of three years assuming the acquisition occurred on March 1, 1998.

                        PRO FORMA COMBINED CONSOLIDATED
                     UNAUDITED STATEMENT OF OPERATIONS DATA
                  FOR THE NINE MONTHS ENDED NOVEMBER 30, 1999

                                                           CYGNUS
                                       RED HAT, INC.     SOLUTIONS
                                       -------------     ---------
Revenue:
  Software and related products.....   $  8,559,330      $  1,176,368
  Web advertising...................        626,384                --
  Services and other................      3,409,967        15,839,482
                                       ------------      ------------
      Total revenue.................     12,595,681        17,015,850
                                       ------------      ------------

Cost of revenue:
  Software and related products.....      4,738,312           105,268
  Web advertising...................        626,756                --
  Services and other................      2,048,770         8,510,344
                                       ------------      ------------
       Total revenue................      7,413,838         8,615,612
                                       ------------      ------------
Gross profit........................      5,181,843         8,400,238
                                       ------------      ------------

Operating expense:
  Sales and marketing...............      7,609,146         7,744,517
  Research and development..........      4,157,907         3,736,970
  General and administrative........      2,870,778         2,757,533
  Stock-based compensation..........      1,009,503           632,004
  Merger and acquisitions...........        123,887                --
  Purchased in process research
    and development.................             --                --
                                       ------------      ------------
       Total operating expense......     15,771,221        14,871,024
                                       ------------      ------------

Income (loss) from operations.......    (10,589,378)       (6,470,786)

Other income (expense):
  Interest income...................      1,828,065           680,101
  Interest expense..................        (15,140)         (424,768)
                                       ------------      ------------
    Other income (expense), net.....      1,812,925           255,333
                                       ------------      ------------
Income (loss) before income taxes...     (8,776,453)       (6,215,453)
Provision for income taxes..........             --           240,981
                                       ------------      ------------
Net income (loss)...................     (8,776,453)       (6,456,434)
Accretion for mandatorily redeemable
  preferred stock...................        (82,473)               --
                                       ------------      ------------
Net income (loss) available to
  common stockholders...............   $ (8,858,926)     $ (6,456,434)
                                       ============      ============
Net loss per share basic
  and diluted.......................   $      (0.11)
                                       ============
Weighted Average shares outstanding.     84,354,922



                                                            HKS
                                          RED HAT/        PERIOD           HKS
                                           CYGNUS          FROM        PERIOD FROM
                                           POOLED       JANUARY 1,      MARCH 10,
                                         NINE MONTHS       1999            1999
                                            ENDED           TO              TO
                                        NOVEMBER 30,     MARCH 9,     SEPTEMBER 30,                    PRO FORMA      PRO FORMA
                                            1999           1999            1999          COMBINED     ADJUSTMENTS      COMBINED
                                        -------------   -----------   --------------   ------------   ------------   ------------
                                         (UNAUDITED)     (AUDITED)      (AUDITED)      (UNAUDITED)    (UNAUDITED)    (UNAUDITED)
Revenue:
Software and related products.........  $  9,735,698     $ 11,714       $  84,578      $  9,831,990                  $  9,831,990
Web...................................       626,384           --              --           626,384                       626,384
Services and other....................    19,249,449        5,858           4,669        19,259,976                    19,259,976
                                        ------------     --------       ---------      ------------   ------------   ------------
    Total revenue.....................    29,611,531       17,572          89,247        29,718,350                    29,718,350
                                        ------------     --------       ---------      ------------   ------------   ------------
Cost of Revenue
  Software and related products.......     4,843,580        8,872          25,354         4,877,806                     4,877,806
  Web.................................       626,756           --          15,025           641,781                       641,781
  Services and other..................    10,559,114        5,258              --        10,564,372                    10,564,372
                                        ------------     --------       ---------      ------------   ------------   ------------
    Total cost of revenue.............    16,029,450       14,130          40,379        16,083,959                    16,083,959
                                        ------------     --------       ---------      ------------   ------------   ------------
Gross profit..........................    13,582,081        3,442          48,868        13,634,391                    13,634,391
                                        ------------     --------       ---------      ------------   ------------   ------------
Operating expense:
  Sales and marketing.................    15,353,663           --          23,362        15,377,025                    15,377,025
  Research and development............     7,894,877       29,703          87,826         8,012,406                     8,012,406
  General and administrative..........     5,628,311       43,462         395,755         6,067,528                     6,067,528
  Stock-based compensation............     1,641,507           --              --         1,641,507     7,208,838(b)    8,850,345
  Mergers and acquisitions............       123,887           --              --           123,887                       123,887
  Purchased in process research and
    development.......................            --                           --                --                            --
    Amortization of Goodwill..........            --           --              --                --    14,435,819(a)   14,435,819
                                        ------------     --------       ---------      ------------   ------------   ------------
    Total operating expenses..........    30,642,245       73,165         506,943        31,222,353    21,644,657      52,867,010
                                        ------------     --------       ---------      ------------   ------------   ------------
Income (loss) from operations.........   (17,060,164)     (69,723)       (458,075)      (17,587,962)  (21,644,657)    (39,232,619)
                                        ------------     --------       ---------      ------------   ------------   ------------
Other income (expense)
  Interest income.....................     2,508,166           --              --         2,508,166                     2,508,166
  Interest expense....................      (439,908)        (105)           (532)         (440,545)                     (440,545)
                                        ------------     --------       ---------      ------------   ------------   ------------
    Other income (expense), net.......     2,068,258         (105)           (532)        2,067,621                     2,067,621
                                        ------------     --------       ---------      ------------   ------------   ------------
Income (loss) before income taxes.....   (14,991,906)     (69,828)       (458,607)      (15,520,341)  (20,470,499)    (37,164,988)
Provision for (benefit from) income
  taxes...............................       240,981           --              --           240,981                       240,981
                                        ------------     --------       ---------      ------------   ------------   ------------
Net loss..............................   (15,232,887)     (69,828)       (458,607)      (15,761,322)  (20,470,499)    (36,924,017)
Accretion on mandatorily redeemable
  preferred stock.....................       (82,473)          --              --           (82,473)                      (82,473)
                                        ------------     --------       ---------      ------------   ------------   ------------
Net loss available to common
  stockholders........................  $(15,315,360)    $(69,828)      $(458,607)     $(15,843,795)  $(20,470,499)  $(37,006,490)
                                        ============     ========       =========      ============   ============   ============
Net loss per share--
  basic and diluted...................  $      (0.18)                                                                $      (0.29)
                                                                                                                     ============
Weighted average shares outstanding...    85,691,876
                                                                                                                     ============

------------------------------

(a) Reflects amortization of goodwill and intangible assets recorded in the HKS acquisition using a three year life assuming the acquisition occurred on March 1, 1999.

(b) Reflects amortization of deferred compensation recorded as part of the HKS acquisition over the required employment period of three years assuming the acquisition occurred on March 1, 1999.